Exhibit 99.1
Investor Presentation July 2024 [change picture] Investor Presentation Second Quarter 2024

Cautionary Statements Forward-Looking Statements. Certain statements in this presentation may constitute “forward-looking statements” within the meaning of federal securities laws. These forward-looking statements are based on the beliefs of the Corporation’s management, as well as assumptions made by, and information currently available to, the Corporation’s management, and reflect management’s current views with respect to certain events that could have an impact on the Corporation’s future financial performance. These forward-looking statements relate to expectations concerning matters that are not historical fact, may express “belief,” “intention,” “expectation,” “potential” and similar expressions, and may use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “might,” “will,” “intend,” “target,” “should,” “could,” or similar expressions. These statements are inherently uncertain, and there can be no assurance that the underlying assumptions will prove to be accurate. Actual results could differ materially from those anticipated or implied by such statements. Factors that could have a material adverse effect on the operations and future prospects of the Corporation include, but are not limited to, changes in: (1) interest rates, such as volatility in short-term interest rates or yields on U.S. Treasury bonds, increases in interest rates following actions by the Federal Reserve and increases or volatility in mortgage interest rates, (2) general business conditions, as well as conditions within the financial markets, (3) general economic conditions, including unemployment levels, inflation rates, supply chain disruptions and slowdowns in economic growth, (4) general market conditions, including disruptions due to pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises, war and other military conflicts (including the ongoing military conflicts between Russia and Ukraine and in the Middle East) or other major events, or the prospect of these events, (5) average loan yields and average costs of interest-bearing deposits, (6) financial services industry conditions, including bank failures or concerns involving liquidity, (7) labor market conditions, including attracting, hiring, training, motivating and retaining qualified employees, (8) the legislative/regulatory climate, regulatory initiatives with respect to financial institutions, products and services, the Consumer Financial Protection Bureau (the CFPB) and the regulatory and enforcement activities of the CFPB, (9) monetary and fiscal policies of the U.S. Government, including policies of the FDIC, U.S. Department of the Treasury and the Board of Governors of the Federal Reserve System (the Federal Reserve Board), and the effect of these policies on interest rates and business in our markets, (10) demand for financial services in the Corporation’s market areas, (11) the value of securities held in the Corporation’s investment portfolios, (12) the quality or composition of the loan portfolios and the value of the collateral securing those loans, (13) the inventory level, demand and fluctuations in the pricing of used automobiles, including sales prices of repossessed vehicles, (14) the level of automobile loan delinquencies or defaults and our ability to repossess automobiles securing delinquent automobile finance installment contracts, (15) the level of net charge-offs on loans and the adequacy of our allowance for credit losses, (16) the level of indemnification losses related to mortgage loans sold, (17) demand for loan products, (18) deposit flows, (19) the strength of the Corporation’s counterparties, (20) the availability of lines of credit from the FHLB and other counterparties, (21) the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Corporation has commercial or deposit relationships, (22) competition from both banks and non-banks, including competition in the non-prime automobile finance markets and marine and recreational vehicle finance markets, (23) services provided by , or the level of the Corporation’s reliance upon third parties for key services, (24) the commercial and residential real estate markets, including changes in property values, (25) the demand for residential mortgages and conditions in the secondary residential mortgage loan markets, (26) the Corporation’s technology initiatives and other strategic initiatives, (27) the Corporation’s branch expansions and consolidations plans, (28) cyber threats, attacks or events, (29) C&F Bank’s product offerings, and (30) accounting principles, policies and guidelines, and elections by the Corporation thereunder, including, for example, our adoption of the CECL methodology and the potential volatility in the Corporation’s operating results due to the application of the CECL methodology . These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation. For additional information on risk factors that could affect the forward-looking statements contained herein, see the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2023 and other reports filed with the SEC. The Corporation undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise. Use of Certain Non-GAAP Financial Measures. The accounting and reporting policies of the Corporation conform to GAAP in the United States and prevailing practices in the banking industry. However, certain non-GAAP measures are used by management to supplement the evaluation of the Corporation’s financial condition and performance. These include return on average tangible common equity (ROATCE), tangible common equity to tangible assets (TCE/TA), and tangible book value per share. A reconciliation of the non-GAAP financial measures used by the Corporation to evaluate and measure the Corporation’s financial condition and performance to the most directly comparable GAAP financial measures is presented in an appendix. No Offer or Solicitation This presentation does not constitute an offer to sell or a solicitation to buy any securities. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, and no offer to sell or solicitation of an offer to buy shall be made in any jurisdiction in which such offer, solicitation or sale would be unlawful. About C&F Financial Corporation. Additional information regarding the Corporation’s products and services, as well as access to its filings with the SEC, are available on the Corporation’s website at http://www.cffc.com. 2

Investment Highlights (as of 6/30/2024) • Strong community banking funding base with roots in key markets in Virginia • Regional exposure through elite mortgage banking and consumer finance segments • Diverse lines of business with experienced management teams • Top-tier financial performance • Strong balance sheet and asset quality • Outstanding capital management allows for a quality dividend while maintaining sufficient capital for organic and non-organic growth $153.0 Market Cap ($mil) $2.49 Total Assets ($B) $2.11 Total Deposits ($B) $1.82 Total Loans, HFI ($B) 9.01% ROATCE * (YTD ann) 0.69% ROAA (YTD ann) $1.76 Quarterly Dividend per share (annualized) $58.29 TBV per share * 3 * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ■ C&F Bank footprint ■ C&F Financial Corporation footprint

Net Interest Margin (NIM) (%) Quarterly Trends Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) 4 Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” $1.86 $1.84 $1.71 $1.50 $1.01 $1.50 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 1.10 1.06 0.96 0.85 0.57 0.82 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 4.52 4.29 4.29 4.17 4.09 4.12 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 14.93 14.43 13.19 11.74 7.30 10.72 Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24

Our Executive Leadership • President of C&F Bank • 30+ years in financial services industry including leadership experience with the Virginia Bankers Association and PricewaterhouseCoopers • 25+ years in leadership at C&F Thomas F. Cherry President & CEO C&F Financial Corporation Age: 55 • 20+ years in financial services industry including leadership experience with the financial services group at Yount, Hyde, & Barbour, CPA • 10 years in leadership at C&F Jason E. Long EVP & CFO C&F Financial Corporation Age: 44 • 30+ years in indirect auto lending business including leadership experience with Ally Financial and United Auto Credit • 15+ years in leadership with C&F Finance Company • 10 years as member of the American Financial Services Association (AFSA) Independent Auto Finance Executives Committee S. Dustin Crone President & CEO C&F Finance Company Age: 55 • 40+ years in mortgage banking business • 25+ years in leadership with C&F Mortgage Corporation and C&F Bank • Started America’s Mortgage Cooperative (AMC) Bryan E. McKernon President & CEO C&F Mortgage Corporation Age: 67 5

Awards 6 Regional Awards

Our Vision and Values “It is our aim to be the premier financial services company in the markets we serve.” 7

Our Lines of Business

Community Banking

C&F Bank provides community banking services at its 31 banking offices and 4 commercial loan offices. These locations provide a wide range of banking services to individuals and businesses.

C&F Wealth Management is a full-service brokerage firm offering a comprehensive range of wealth management services and insurance products through third-party service providers primarily at C&F Bank branch locations.

Mortgage Banking

We conduct mortgage banking activities through C&F Mortgage and its 51%-owned subsidiary, C&F Select LLC. C&F Mortgage provides mortgage loan origination services through 14 locations in Virginia and one each in Maryland, North Carolina, and West Virginia. C&F Select LLC provides mortgage loan origination services through one location in Richmond, Virginia.

Consumer Finance

We conduct consumer finance activities through C&F Finance. C&F Finance is a regional indirect financing company purchasing automobile, marine and recreational vehicle (RV) retail installment sales contracts throughout Virginia and in portions of Alabama, Colorado, Florida, Georgia, Illinois, Indiana, Iowa, Kansas, Kentucky, Maryland, Minnesota, Missouri, New Jersey, North Carolina, Ohio, Pennsylvania, South Carolina, Tennessee, Texas, and West Virginia through its office in Henrico, Virginia.

Net Income ($mil) and Contribution by Segment



$22.1
31%
44%
25%
2020
$28.7
31%
24%
45%
2021
$29.2
21%
4%
75%
2022
$23.6
11%
2%
87%
2023
$12.7
11%
4%
85%
Jun-23 YTD
$8.4
8%
85%
7%
Jun-24 YTD
Community Banking
Mortgage Banking
Consumer Finance

8

Community Banking Community banking segment • Strong community bank franchise led by seasoned community bank leaders • Opened loan production offices in Fredericksburg, and Hampton Roads over the past 5 years • Full-service brokerage firm offering a comprehensive range of wealth management services and insurance products • Diverse loan portfolio and revenue streams • Strong low-cost (1.79% QTD) deposit base 9 11.0% CAGR * Excludes Paycheck Protection Program (PPP) loans of $77 million and $18 million as of December 2020 and December 2021, respectively, and less than $500 thousand for all other periods presented $964 $1,024 $1,161 $1,273 $1,386 2020 2021 2022 2023 Jun-24 Total Loans, excl PPP * Total Loans, excl PPP 55% 53% 58% 62% 66% 2020 2021 2022 2023 Jun-24 Loan / Deposit (Bank only, excl PPP) $16.4 $15.2 $19.3 $16.5 $8.0 $8.3 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD Noninterest Income ($mil) Gain on sale of loans Other income, net Investment services income Service charges on deposit accounts Interchange Income

Community banking segment 10 The footprint includes 5 of the top 10 “non-Northern Virginia” counties and cities in 2023 median household income and 5 of the top 10 in projected population growth through 2029 Demographic data is provided by Claritas based primarily on US Census data. For non-census year data, Claritas uses samples and projections to estimate the demographic data. Data aggregated by S&P Global Market Intelligence. Markets are defined as groupings of the localities in which C&F operates. “Richmond Metro” is defined as New Kent, Chesterfield, Henrico, Powhatan, Cumberland, Hanover, Goochland, and Richmond (City). “Peninsulas” is defined as King William, James City, Middlesex, Westmoreland, Williamsburg (City), King George, Newport News (City), Richmond (County), Hampton (City), and York. “Charlottesville Metro” is defined as Charlottesville (City) and Albemarle. “Fredericksburg Metro” is defined as Fredericksburg (City) and Stafford. The definition of “Non-Northern Virginia” excludes cities and counties including Alexandria, Loudon, Falls Church, Fairfax, Arlington, Prince William, Manassas, Manassas Park, and Fauquier. •#1 Deposit Market Share in New Kent and Cumberland counties •7 of 8 localities projecting faster population growth than Virginia average •De novo branch in Colonial Heights projected to open in second half of 2024 Richmond Metro •#1 Deposit Market Share in King William county •8 of 10 localities projecting faster population growth than Virginia average Peninsulas •Entered the market with a loan production office and de novo branch in 2017, with second de novo branch and financial center opening in 2020 •Projecting faster population growth than Virginia average Charlottesville Metro •Stafford branch acquired in whole-bank acquisition of Peoples Community Bank in 2020 •Entered Fredericksburg (City) with a loan production office in 2021, with de novo branch and financial center in 2022 •Projecting faster population and household income growth than Virginia average Fredericksburg Metro

Mortgage Banking Mortgage banking segment • Strong mortgage banking franchise led by seasoned mortgage banking leaders • Division to provide mortgage loan origination as a service • Originations concentrated in purchase financing reduces business cycle impact • All originations sold servicing released 11 $15.7 $35.8 $31.6 $12.8 $10.2 $6.1 $5.6 2019 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD Noninterest Income ($mil) – Mortgage Banking Gain on sale of loans Mortgage banking fee income Mortgage lender services fee income Other income 76% 48% 64% 85% 89% 90% 92% 24% 52% 36% 15% 11% 10% 8% $944 $1,772 $1,459 $697 $499 $271 $240 2019 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD Originations ($mil) Purchases Refinancings

Mortgage banking segment Lender Solutions is a growing division of C&F’s mortgage banking segment that provides mortgage loan origination as a service to community financial institutions As of both June 30, 2024 and December 31, 2023, Lender Solutions active clientele included 23 community financial institutions 12 $2.2 $2.5 $1.7 $2.0 $1.0 $1.0 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD Mortgage lender services fee income ($mil)

Consumer finance segment Consumer Finance • Unique indirect automobile financing franchise with a regional presence and seasoned management team • Established in 2002 with the acquisition of an indirect, non-prime auto finance company • Over the past several years we have adjusted underwriting criteria, which has resulted in purchasing automobile loan contracts with higher credit scores • Expanded in 2018 to provide Marine/RV loans, averaging less than $50,000, to prime borrowers 13 14% 3.05 1.54 -0.14 0.59 1.99 2.54 2.21 NCO (% of Average Loans) 7.53 6.73 5.47 5.03 4.95 4.90 ACL (%) 12.65 11.3 9.84 9.97 10.21 10.41 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD Loan Yield (%) 87% 87% 87% 86% 86% 85% 13% 13% 13% 14% 14% 15% $312 $368 $475 $469 $476 $478 2020 2021 2022 2023 Mar-24 Jun-24 Total Loans ($mil) Autos Marine/RV * Annualized, year-to-date

Consumer finance segment With the consumer finance segment’s implementation of a scorecard model for purchasing loan contracts, the credit-worthiness of borrowers at origination has improved for automobile loans purchased and the level of credit losses experienced has decreased. • Very Good and Good credit rated borrowers are near or above the average consumer FICO Score • Fairly Good and Fair credit rated borrowers are approaching or slightly below the average consumer FICO Score but typically have a credit profile acceptable to most lenders • Marginal credit rated borrowers are well below the average consumer FICO Score 14 * Refer to the Allowance for Credit Losses footnote in the Corporation’s Annual Report on Form 10-K for a more detailed description of the consumer finance segment’s credit quality indicators. 37% 28% 21% 14% 9% 7% 6% 33% 33% 30% 28% 24% 22% 20% 20% 24% 24% 28% 29% 29% 29% 6% 8% 11% 15% 22% 25% 26% 4% 7% 14% 15% 16% 17% 19% 2018 2019 2020 2021 2022 2023 Jun-24 Credit Score at Origination Marginal Fair Fairly Good Good Very Good

Total Deposits ($bil) Balance Sheet – Corporation Total Assets ($bil) 5.2% CAGR 5.4% CAGR 11.7% CAGR Total Loans HFI, excl PPP * ($bil) 15 * Excludes Paycheck Protection Program (PPP) loans of $77 million and $18 million as of December 2020 and December 2021, respectively, and less than $500 thousand for all other periods presented $2.09 $2.26 $2.33 $2.44 $2.49 2020 2021 2022 2023 Jun-24 $1.75 $1.91 $2.00 $2.07 $2.11 2020 2021 2022 2023 Jun-24 $1.24 $1.35 $1.59 $1.70 $1.82 2020 2021 2022 2023 Jun-24

Net Interest Margin (NIM) - Corporation Yield, Cost, and NIM (%) 16 5.39 4.67 4.63 5.47 5.75 5.91 0.77 0.44 0.38 1.23 1.77 1.91 4.65 4.26 4.27 4.31 4.09 4.12 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD Yield on EarningAssets Cost of Funds NIM

Noninterest Income C&F Financial Corporation Noninterest Income ($mil) 17 Community Banking Noninterest Income (% of total) (YTD Jun-24) Mortgage Banking Noninterest Income (% of total) (YTD Jun-24) * * Includes other income (loss), net recorded at the holding company and elimination of intercompany transactions. $16.4 $15.2 $19.3 $16.5 $8.0 $8.3 $35.8 $31.6 $12.8 $10.2 $6.1 $5.6 $54.6 $49.2 $28.5 $29.6 $15.2 $14.8 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD Community Banking Mortgage Banking Consumer Finance Other & Eliminations Interchange Income 37% Service charges on deposit accounts 26% Investment services income 17% Other income, net 20% Gain on sale of loans 60% Mortgage banking fee income 21% Mortgage lender services fee income 18% Other income 1%

Return on Average Equity (ROAE) (%) Earnings – Corporation Earnings per Share (EPS) ($) Return on Average Assets (ROAA) (%) 18 Return on Average Tangible Common Equity (ROATCE) * (%) * Non-GAAP financial measure. For non-GAAP financial measures, see reconciliation to most directly comparable GAAP measures in “Appendix – Reconciliation of Non-GAAP Disclosures” ** Annualized, year-to-date $6.06 $7.95 $8.29 $6.92 $3.70 $2.50 2020 2021 2022 2023 Jun-23 YTD Jun-24 YTD 1.14 1.34 1.27 0.99 1.08 0.69 2020 2021 2022 2023 Jun-23** Jun-24** 12.54 14.77 14.84 11.68 12.69 7.82 2020 2021 2022 2023 Jun-23** Jun-24** 14.92 17.15 17.31 13.58 14.68 9.01 2020 2021 2022 2023 Jun-23** Jun-24**

Capital – Bank 10.3% 10.2% 9.2% 5.0% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2023 Jun-24 Jun-24 w/ AOCI Impact Tier 1 Leverage Ratio 12.9% 12.2% 11.0% 6.5% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 2023 Jun-24 Jun-24 w/ AOCI Impact CET 1 Risk-based Capital Ratio 14.1% 13.5% 12.3% 10% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2023 Jun-24 Jun-24 w/ AOCI Impact Total Risk-based Capital Ratio As of June 30, 2024, the most recent notification from the FDIC categorized C&F Bank as well capitalized under the regulatory framework for prompt corrective action. The following show capital ratios excluding and including unrealized losses on available for sale securities. In the event that all of these unrealized losses became realized into earnings, C&F Bank would continue to exceed requirements to be considered well capitalized. 19

Capital – Corporation 10.1% 10.0% 8.9% 4.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2023 Jun-24 Jun-24 w/ AOCI Impact Tier 1 Leverage Ratio 7.89% 7.79% 7.79% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 2023 Jun-24 Jun-24 w/ AOCI Impact TCE Ratio 11.3% 10.6% 9.4% 4.5% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2023 Jun-24 Jun-24 w/ AOCI Impact CET 1 Risk-based Capital Ratio 14.8% 14.1% 12.8% 8% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 2023 Jun-24 Jun-24 w/ AOCI Impact Total Risk-based Capital Ratio 20

Funding Sources – Corporation 21 * The Corporation may rely on brokered deposits on a limited basis as a means of maintaining and diversifying liquidity and funding sources. Internal policy limits brokered deposits to 20 percent of total deposits. Available Used Net Availability June 30, 2024 ($ in thousands) Excess cash reserves $ 28,433 $ - $ 28,433 Borrowings from FHLB 250,542 40,000 210,542 Borrowings from Federal Reserve Bank 308,679 - 308,679 Unsecured federal funds agreements 75,000 2 74,998 Unpledged securities 228,205 - 228,205 Total Liquidity Sources $ 890,859 $ 40,002 $ 850,857 Uninsured and Uncollateralized Deposits $ 445,179 Coverage Ratio 191% Brokered deposits * $ 421,212 $ 25,000 $ 396,212

Assets – Corporation Composition (% of Total Assets) (Jun-24) Yield on Earning Assets (%) Growth by Type ($ mil) 22 13.0% CAGR 11.0% CAGR * Excludes Paycheck Protection Program (PPP) loans of $77 million and $18 million as of December 2020 and December 2021, respectively, and less than $500 thousand for all other periods presented 5.39 4.67 4.63 5.47 5.75 5.91 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD Cash and Cash Equivalents 2% Securities 16% Loans, HFS 1% Loans, HFI 73% Non-Earning Assets 8% $87 $286 $964 $312 $45 $405 $1,386 $478 Cash and Cash Equivalents Securities Loans, HFI excl PPP (Community Banking)* Loans, HFI (Consumer Finance) 2020 2021 2022 2023 Jun-24

Loans, HFI – Corporation Yield (%) 23 8.4% CAGR 13.0% 9.1% CAGR CAGR Growth by Type ($ mil) Commercial Concentrations, as of June 30, 2024 Total CRE was 239% of total risk-based capital as of June 30, 2024. 6.18 5.86 5.85 6.49 6.64 6.76 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD $278 $762 $267 $312 $775 $368 $319 $843 $475 $355 $918 $469 $377 $1,010 $478 Consumer Commercial Consumer Finance 2020 2021 2022 2023 Jun-24 ($ mil) Amount % of CRE % of Total Multifamily $ 135.5 19.3% 7.3% Retail 124.5 17.8 6.7 Office 109.7 15.6 5.9 1-4 Family Investment Properties 83.1 11.8 4.5 Industrial/Warehouse 58.4 8.3 3.1 Hotels 59.5 8.5 3.2 Medical Office 41.8 6.0 2.2 Mini-Storage 15.6 2.2 0.8 Other 73.3 10.5 3.9

Asset Quality Allowance for Credit Losses (ACL) (% of Total Loans) Nonaccruals (% of Total Loans) Net Charge-offs (% of Average Loans) 24 Amendments to ASC 326 (“CECL”) were adopted by the Corporation on January 1, 2023. 0.29 0.23 0.01 0.03 0.04 0.08 0.13 0.10 0.19 0.19 0.16 0.17 2020 2021 2022 2023 Mar-24 Jun-24 Bank Finance 0.04 0.01 0.01 0.02 0.01 0.01 0.01 3.05 1.54 -0.14 0.59 1.99 2.54 2.21 Bank Finance 1.46 1.43 1.25 1.26 1.24 1.22 7.53 6.73 5.47 5.03 4.95 4.90 2020 2021 2022 2023 Mar-24 Jun-24 Bank Finance * Annualized, year-to-date

Securities – Corporation Composition (% of Total Assets) (Jun-24) Yield (%) Growth by Type ($ mil) 25 U.S. Treasury securities 3% U.S. Government Agencies and corporations 17% Mortgage-backed securities 40% Obligations of states and political subdivision 35% Corporate and other debt securities 5% 2.37 1.71 1.96 2.37 2.55 2.61 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD $- $48 $124 $103 $12 $10 $68 $161 $144 $21 U.S. Treasury securities U.S. government agencies and corporations Mortgage-backed securities Obligations of states and political subdivisions Corporate and other debt securities 2020 2021 2022 2023 Jun-24 Weighted average life of the portfolio as of June 30, 2024 was 5.59 years.

Funding – Corporation Composition (% of Total Assets) (Jun-24) Cost of Funds (%) 26 Total Deposits 84% Borrowings 4% TruPS 1% Equity 9% Other 2% 0.77 0.44 0.38 1.23 1.77 1.91 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD

Deposits Cost of Deposits (%) Growth by Type ($ mil) 27 Deposit Mix Shift 0.24 0.17 0.23 0.60 0.79 0.78 1.64 0.90 0.76 2.79 3.94 4.12 0.60 0.30 0.26 1.02 1.67 1.79 2020 2021 2022 2023 Mar-24 QTD Jun-24 QTD Savings and interest bearing Time Total Deposits $502 $781 $470 $582 $907 $426 $605 $1,017 $381 $549 $844 $673 $534 $789 $784 Noninterest bearing Savings and interest bearing Time 2020 2021 2022 2023 Jun-24 43% 27% 25% 30% 41% 38% 27% 32% 37% Jun-23 Dec-23 Jun-24 Noninterest bearing Savings and interest bearing Time

0.62% 0.93% 1.12% 1.40% 1.67% 1.79% 8.6% 14.6% 17.7% 23.3% 28.7% 31.2% Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Total Deposits Cost of Deposits Cumulative Deposit Beta Deposit Trends 28 0.88% 1.31% 1.57% 1.93% 2.25% 2.40% 12.1% 20.5% 24.7% 31.9% 38.3% 41.4% Mar-23 Jun-23 Sep-23 Dec-23 Mar-24 Jun-24 Interest-Bearing Deposits Cost of Deposits Cumulative Deposit Beta Cumulative deposit beta is calculated as the increase in the rate paid on the respective deposits for each period presented divided by the incremental increase in the Federal Reserve rate since March 31, 2022.

Granular Deposit Base Consumer Deposits • ~71 thousand accounts • $18,000 average balance Commercial Deposits • ~14 thousand accounts • $58,000 average balance 72% 6% 22% Insured Uninsured, secured Public Funds All other uninsured Total Deposits $2.11 Billion As of 6/30/24 29

Appendix

Acquisitions • Headquartered in Powhatan, VA • $390 million in total assets at announcement • 7 community banking offices • The transaction was completed on October 1, 2013 • Headquartered in Montross, VA • $194 million in total assets at announcement • 5 community banking offices • The transaction was completed on January 1, 2020 • Estimated fair value of loans and deposits acquired of $124 and $172 million, respectively 31

Reconciliation of Non-GAAP Disclosures 32 ($ thousands) 2021 2022 2023 Jun-23 Jun-24 Return on Average Tangible Common Equity Average total equity, as reported $ 197,204 $ 197,876 $ 203,261 $ 202,979 $ 216,675 Average goodwill (25,191) (25,191) (25,191) (25,191) (25,191) Average other intangible assets (2,127) (1,820) (1,538) (1,604) (1,333) Average noncontrolling interest (907) (737) (675) (706) (656) Average tangible common equity $ 168,979 $ 170,128 $ 175,857 $ 175,478 $ 189,495 Net income $ 29,123 $ 29,369 $ 23,746 $ 12,881 $ 8,469 Amortization of intangibles 314 298 273 136 130 Net income attributable to noncontrolling interest (456) (210) (142) (134) (61) Net income attributable to C&F Financial Corporation $ 28,981 $ 29,457 $ 23,877 $ 12,883 $ 8,538 Annualized return on average tangible common equity 17.15% 17.31% 13.58% 14.68% 9.01%

Reconciliation of Non-GAAP Disclosures 33 ($ thousands, except per share) 2021 2022 2023 Jun-24 Tangible Common Equity (TCE) / Tangible Assets (TA) Total equity, as reported $ 211,024 $ 196,233 $ 217,516 $ 219,099 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (1,977) (1,679) (1,407) (1,277) Noncontrolling interest (706) (599) (638) (636) Tangible common equity $ 183,150 $ 168,764 $ 190,280 $ 191,995 Total assets, as reported $ 2,264,521 $ 2,332,317 $ 2,438,498 $ 2,492,100 Goodwill (25,191) (25,191) (25,191) (25,191) Other intangible assets (1,977) (1,679) (1,407) (1,277) Noncontrolling interest (706) (599) (638) (636) Tangible assets $ 2,236,647 $ 2,304,848 $ 2,411,262 $ 2,464,996 Tangible Common Equity (TCE) / Tangible Assets (TA) 8.19% 7.32% 7.89% 7.79% Tangible Book Value Per Share Equity attributable to C&F Financial Corporation $ 210,318 $ 195,634 $ 216,878 $ 218,463 Less goodwill (25,191) (25,191) (25,191) (25,191) Less other intangible assets (1,977) (1,679) (1,407) (1,277) Tangible equity attributable to C&F Financial Corporation $ 183,150 $ 168,764 $ 190,280 $ 191,995 Shares outstanding 3,545,554 3,476,614 3,374,098 3,293,909 Book value per share $ 59.32 $ 56.27 $ 64.28 $ 66.32 Tangible book value per share $ 51.66 $ 48.54 $ 56.40 $ 58.29